                                                                    Exhibit 10.2

                              Schedule of Parties
                          to Indemnification Agreement

                    David W. Allen                  Horst Schroeder
                    Jonathan E. Baum                Timothy Webster
                    Mark C. Demetree                Richard Thompson
                    Robert J. Druten                Daniel Trott
                    Paul Geist                      Robert Niehaus
                    Walter N. George                George Shadid
                    James A. Heeter                 Stephanie Ruskey
                    John P. Kelly
                    Ronald C. Kesselman
                    Terence C. O'Brien
                    William R. Patterson
                    Tim M. Pollak
                    Robert Schuller
                    Raymond P. Silcock